UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 8, 2014

AMERICATOWNE Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

000-55206
(COMMISSION FILE NO.)

46-5488722
(IRS EMPLOYEE IDENTIFICATION NO.)

353 E. Six Forks Road, Suite 270, Raleigh, North Carolina 27609
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406 2713
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 8, 2014, the Board of Directors for AmericaTowne, Inc., a Delaware corporation (the "Company") authorized its Chairman of the Board to execute the Stock Exchange Agreement between the Company and Yilaime Corporation of NC, a North Carolina corporation ("Yilaime NC"). See Exhibit 10.1 (the "Stock Exchange Agreement"). Although executed on October 8, 2014, the Stock Exchange Agreement is effective as of October 13, 2014 in order to allow for sufficient time to process the exchange of stock.

Pursuant to the terms of the Contribution Agreement, in consideration for the issuance of 3,616,059 shares of common stock in the Company to Yilaime NC, Yilaime NC conveyed 10,848,178 shares of its restricted common stock. The intent of the parties in executing and performing under the Stock Exchange Agreement is to effectuate tax-free reorganization under Section 368 of the Internal Revenue Code of 1986.

ITEM 2.01. COMPLETION OF ACQUISITION OF ASSETS

The Company has acquired all rights, title and interest in 10,848,178 shares of restricted common stock in Yilaime NC.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

The Company has issued 3,616,059 shares of its common stock to Yilaime NC in consideration of 10,848,178 shares of restricted common stock in Yilaime NC.

ITEM 8.01 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the date of this filing, there were shares of common stock issued and outstanding. The following table sets forth certain information regarding the beneficial ownership of the outstanding shares as of the date of this filing. Except as otherwise indicated, each such person has investment and voting power with respect to such shares, subject to community property laws where applicable.

Name of Beneficial Owner(1)
Named Executive Officers
Alton Perkins(2)

Amount and Nature of Beneficial Ownership
(3)

Percent (%) of Common Stock
100%

(1) The above table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable. Unless otherwise indicated, beneficial ownership is determined in accordance with the Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, and includes voting or investment power with respect to the shares beneficially owned.

(2) Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer and Secretary.

(3) Mr. Perkins is the majority shareholder of Yilaime, which is the holder of 13,000,000 shares of issued and outstanding shares of common stock in the Company, and is a controlling shareholder, officer and director in Yilaime NC, which is the holder of 3,616,059 shares of common stock in the Company following performance under the Stock Exchange Agreement.

ITEM 9.01. EXHIBITS

Number      Description

10.1            Stock Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2014

AMERICATOWNE, INC.

/s/ Alton Perkins
Alton Perkins
President